
MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Investor Presentation

April 2024

Franklin Electric

Franklin Electric

SAFE HARBOR STATEMENT:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2023, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

STRATEGIC FOCUS:

To grow as a global provider of water, fuel and critical asset monitoring systems, through geographic expansion and product line extensions, leveraging our global platform and competency in system design.

Franklin Electric



Investment Highlights[1]

Leading market position in groundwater pumping systems

Track record of consistent organic growth across segments

Advantageous global footprint to extend leadership and capture revenue in developing markets

Strong balance sheet with net debt-to-EBITDA ~0.2x and opportunity for investment [2]

History of returning capital to shareholders; Dividends paid CAGR of 12% since 1993

Corporate strategy aligned with ESG principles; focus on increasing transparency

[1] At 3/31/24 [2] Non-GAAP financial metrics referenced in this slide include net debt to adjusted EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

Strategic Priorities

Continue to drive organic growth

- Customer-focused innovation
- Enhance position in industrial channel
- 10 year Developing Region Growth CAGR of 8%
- Drive synergies through the entire U.S. Groundwater Pro channel

Maintain competitive advantages that lead to operational efficiencies

- Extend leadership position via quality, availability and cost
- Optimize distribution network and manufacturing footprint
- Become global DCX leader for customers

Identify opportunities for inorganic growth

- Proven track record of successful acquisitions
- Disciplined acquisition and integration processes
- Priorities: Pumping Systems, Water Treatment, Grid Solutions, and Distribution

Franklin Electric is well positioned to drive long-term shareholder returns[1]

[1] The five-year CAGR on Franklin Electric stock assuming dividends are reinvested is 19% as of December 31, 2023.

Performance by Segment[1,2,3]

WATER SYSTEMS	DISTRIBUTION	FUELING SYSTEMS[4]
NET SALES GROWTH	**NET SALES GROWTH**	**NET SALES GROWTH**
Q1 2024 YoY $286.6M down 7% *(8% organic decline)*	**Q1 2024 YoY** $147.0M up 3% *(0% organic growth)*	**Q1 2024 YoY** $62.1M down 15% *(15% organic decline)*
Fiscal Year 2023 YoY $1,203.7M up 4% *(5% organic growth)*	**Fiscal Year 2023 YoY** $673.3M up 1% *(1% organic growth)*	**Fiscal Year 2023 YoY** $296.5M down 11% *(11% organic decline)*
MARKET OPPORTUNITY >$12.0B	**MARKET OPPORTUNITY** >$4.0B	**MARKET OPPORTUNITY** >$1.3B

Strategic Rationale

Driving organic growth through product development and inorganic growth via product line extensions and geographic expansion across segments

[1] Market opportunity based on management estimates [2] Organic growth excludes acquisitions for one year and the net impact of foreign currency translation [3] Non-GAAP financial metrics referenced in this slide include organic sales growth. A reconciliation to comparable U.S. GAAP measures can be found herein. [4] Includes grid solutions



Franklin Electric Segment Overview (Revenue FY 2023)

WATER SYSTEMS
$1,204M (55%)


GROUNDWATER
52%


CONDENSATE & OTHER INDUSTRIAL
16%


LARGE DEWATERING
13%


WATER TREATMENT
13%


GREYWATER
6%

DISTRIBUTION
$673M (31%)


WATER WELL


WASTEWATER
ACCESSORIES
DRILLING SUPPLIES
COMMERCIAL & INDUSTRIAL
IRRIGATION
WATER TREATMENT

FUELING SYSTEMS
$297M (14%)


FUELING HARDWARE
77%


CRITICAL ASSET MONITORING
23%



Franklin Electric

Global Presence & Opportunity

On a daily basis, the world uses…

~3 Trillion gallons of fresh water

~1 Billion gallons of fuel

To meet this demand, Franklin Electric **produces 20,000 pumps, motors, drives, and controls daily**

Global footprint

~6,500 employees

~20 countries

6 continents

Source: Franklin Electric 2024 Sustainability Report



OVER 6,500 EMPLOYEES
LOCATED IN 20 COUNTRIES
GLOBAL HEADQUARTERS
MANUFACTURING FACILITIES
OFFICE/WAREHOUSE FACILITIES



Water Systems

WATER TRANSFER/PUMPING SYSTEMS



- A leading global provider of complete water systems, including water well pumping systems, HVAC condensate removal, agricultural pumping systems, sump, sewage and effluent pumps, mobile pumping systems and control systems to name a few
- Serving markets of residential, agriculture & irrigation, mining, municipal and wastewater, and commercial & industrial

WATER TREATMENT

AQUA SYSTEMS · PURONICS · Hellenbrand · AVID Water Systems · Sterling Water Treatment · B&R Industries, Inc. · Waterite · First 1 Sales LLC · Action Mfg. & Supply, Inc. Wholesale Water Treatment Equipment

- Provider of high-quality water treatment systems, including softeners, iron filters, reverse osmosis drinking water systems, and more, for residential, commercial and industrial applications
- Sold through high value sales channels including direct-to-consumer retail outlets, plumbing/wholesale, groundwater distribution, and robust network of water quality dealers
- Sales have grown with eight acquisitions since 3Q 2019
- High fragmentation of water treatment providers in North America provide opportunities for further consolidation, ripe for streamlining operations and expanding operating income



Distribution

Headwater Companies



DRILLING
WASTEWATER
WATER TREATMENT
TURF
COMMERCIAL

The Leading Source in Water Systems Distribution

Headwater Companies invests in and operates wholesale distribution companies serving professional contractors in residential, agricultural and commercial, industrial and municipal markets.

On-Site Inventory Program

Headwater Companies has developed the On-Site Inventory ("OSI") program for its professional contractors to address their working capital and product availability challenges. The OSI program is a value-added benefit to Headwater customers that allows them to focus their time and attention on growing and investing in their businesses.

Companies Acquired



HEADWATER COMPANIES
2017
2018
2019
2020
2021
2022
2023
2024
VALLEY FARMS SUPPLY
BLAKE
GICON
MILAN
HEADWATER

Footprint (90 Branches & 400+ OSI Locations)



HEADWATER COMPANIES
Branch locations

Fueling Systems

FUELING SYSTEMS	Advantageous Position in Transitioning Market

Leader in fuel pumping, containment, and monitoring and control systems

Fuel Systems

- Advances in petroleum piping and containment systems, electronic leak detection and overfill protection enable providers to safely keep up with the world's liquid fuel needs
- Continued rise of global vehicle use leading to more investment in fueling stations and increased demand for supportive infrastructure across both ICEs and EVs

Grid Solutions

- Intelligent electronic devices designed for online monitoring for the power utility, rail, hydroelectric, and telecommunication and data center infrastructure

Global passenger vehicle fleet by drivetrain – Economic Transition Scenario



Billion
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
2015
2020
2025
2030
2035
2040
Battery electric
Plug-in hybrid
Fuel cell
Hybrid
Internal combustion

**BloombergNEF EV Outlook 2022*







Corporate Stewardship

Our Vision
To be an indispensable partner to our customers

Our Goal
To accomplish these objectives in ways that deliver value to our customers and shareholders

Commitment to Safety
Promote a culture of continuous health and safety training
- Engagement across all levels
- Prioritize employee health and wellness
- Active progress monitoring by Senior Management

Operational Integrity
Ensuring proper practices and ethics throughout our business and relationships
- Hold employees and suppliers to high standards
- Continue to improve supply chain transparency

Franklin Electric

Continuous Improvement
Measure ESG impact & drive improvement
- Decouple growth from negative environmental impacts
- Promote diversity and inclusion initiatives
- Highlight culture of continuous training and improvement
- Published annual Sustainability Reports since October 2020

Board-Level Oversight
Executive-led ESG committee focused on sustainability initiatives and driving improvement of metrics against targets
- Establish transparency around ESG measures
- Integrate ESG into Long Range Planning process

Corporate strategy aligned with ESG principles; Focus on increasing transparency

Capital Allocation Performance & Priorities


Share Repurchases 16%
CAPEX 27%
Dividends 18%
2007 – 2023 FCF Deployment
Acquisitions 39%

Priorities for Cash Deployment

1. Proactive approach to acquisitions with ~**$1B** in deal capacity [1]
2. Reinvestment in business to drive organic growth
3. Dividends paid CAGR of 12% (Since 1993)
4. Opportunistic share repurchases

[1] At 3/31/24 based on maximum leverage allowed in existing credit agreements

Acquisitions are a critical engine for growth

Key Priorities	Outcomes
Product Line Extensions	Expanding our portfolio in adjacent products
Geographic Expansion	Leverage our global footprint to drive growth

Criteria

- ✓ *Demonstrated ability to grow and drive incremental operating margins*
- ✓ *Focus on risk adjusted IRR and EPS accretion*
- ✓ *Historic cash flow multiples of 6 to 8 times*

Franklin Electric



Financial Performance Summary

Financial Performance Summary[2]

Consolidated Sales ($M)



$1,315
$1,247
$1,662
$2,044
$2,065
2019
2020
2021
2022
2023

EPS



$2.03
$2.14
$3.25
$3.97
$4.11
2019
2020
2021
2022
2023

12%
NET REVENUE CAGR FY2019-2023

19%
EPS CAGR FY2019-2023

17.2%
ROIC[1] 2023

[1] ROIC based on after-tax calculation [2] Non-GAAP financial metrics referenced in this slide include ROIC. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric



Cash Generation & Returns[4]

Net Income ($M)


$96
$101
$155
$189
$195
2019
2020
2021
2022
2023

Free Cash Flow ($M)[1]


$156
$189
$101
$60
$276
2019
2020
2021
2022
2023

Free Cash Flow Conversion


163%
187%
65%
32%
142%
2019
2020
2021[3]
2022[3]
2023

ROIC[2]


12.0%
12.6%
13.8%
16.4%
17.2%
2019
2020
2021
2022
2023

[1] FCF = Cash Flow from Operations less net CAPEX [2] ROIC net of cash based on after-tax calculation [3] Invested in Working Capital in 2021 and 2022 to support strong growth [4] Non-GAAP financial metrics referenced in this slide include free cash flow and conversion and ROIC. A reconciliation to comparable U.S. GAAP measures can be found herein.



Non-GAAP Reconciliations

Non-GAAP Reconciliations

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include net debt to EBITDA, free cash flow and conversion, organic sales growth, and return on invested capital (ROIC).



Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Net Debt to Adjusted EBITDA
$ In millions

	As of March 31, 2024
Total debt	$ 111.8
Less: cash and cash equivalents	(65.3)
Net debt	$ 46.5

	Three months ended March 31, 2024	Year ended December 31, 2023	Three months ended March 31, 2023	Twelve months ended March 31, 2024
Net income	$ 33.1	$ 194.7	$ 37.6	$ 190.2
Depreciation and amortization	13.8	52.3	12.8	53.3
Income tax expense	9.2	47.5	10.2	46.5
Interest expense	1.4	11.8	3.1	10.1
EBITDA	$ 57.5	$ 306.3	$ 63.7	$ 300.1
Net debt to EBITDA				0.2

Franklin Electric



Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow
$ in millions

	Year Ended December 31,					Quarter Ended March 31,	
	2023	2022	2021	2020	2019	2024	2023
Cash flows from operating activities	$ 315.7	$ 101.7	$ 129.8	$ 211.9	$ 177.7	$ (1.4)	$ (12.0)
Cash flows from investing activities	$ (74.3)	$ (43.1)	$ (264.8)	$ (78.8)	$ (41.8)	$ (10.2)	$ (14.6)
Cash flows from financing activities	$ (192.2)	$ (48.5)	$ 50.9	$ (66.6)	$ (126.6)	$ (6.3)	$ 33.1
Cash flows from operating activities	$ 315.7	$ 101.7	$ 129.8	$ 211.9	$ 177.7	$ (1.4)	$ (12.0)
Capital expenditures	(41.4)	(41.9)	(30.1)	(22.9)	(21.9)	$ (9.2)	$ (9.6)
Proceeds from sale of property, plant and equipment	1.5	-	1.0	-	0.9	$ 0.1	$ -
Free cash flow	$ 275.8	$ 59.8	$ 100.7	$ 189.0	$ 156.7	$ (10.5)	$ (21.6)
Net income	$ 194.7	$ 188.8	$ 155.0	$ 101.2	$ 96.0	$ 33.1	$ 37.6
Free cash flow conversion	142%	32%	65%	187%	163%	-32%	-57%
Free cash flow conversion (2019 - 2023 average)	106%						



Reconciliation of Non-GAAP Financial Measure

Reported sales growth to organic sales growth

	Net Sales Growth % as Reported	Acquisitions %	FX %	Organic Growth %*
Q1 2024				
Consolidated	**(5)**	**(2)**	-	**(6)**
Water	(7)	(2)	1	(8)
Fueling	(15)	-	-	(15)
Distribution	3	(3)	-	-
FY 2023**				
Consolidated	**1**	-	**1**	**2**
Water	4	-	1	5
Fueling	(11)	-	-	(11)
Distribution	1	-	-	1

*Totals may not foot due to rounding

**FY 2023 FX % impact has been recast to present local currency price increases used to offset currency devaluation in the Argentina and Turkey hyperinflationary economies within this section to be comparable to the Q1 2024 presentation.

Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Return on Invested Capital (ROIC)
$ In millions

Net Operating Income After Tax	2023	2022	2021	2020	2019
Operating income	$ 262.4	$ 257.2	$ 189.2	$ 130.5	$ 127.1
Income tax on operating income	52.5	54.0	37.8	27.9	25.6
Net operating income after tax (A)	$ 209.9	$ 203.2	$ 151.4	$ 102.6	$ 101.5
Total Invested Capital					
Current maturities of long-term debt and short-term borrowings	$ 12.4	$ 126.8	$ 98.0	$ 2.6	$ 21.9
Long-term debt	88.1	89.3	90.5	92.0	93.1
Total shareholders' equity	1,206.7	1,067.9	946.5	847.8	796.5
Total invested capital	1,307.2	1,284.0	1,135.0	942.4	911.5
Less: Cash and cash equivalents	(85.0)	(45.8)	(40.5)	(130.8)	(64.4)
Total invested capital, net of cash and cash equivalents (B)	$ 1,222.2	$ 1,238.2	$ 1,094.5	$ 811.6	$ 847.1
Return on invested capital (A / B)	17.2%	16.4%	13.8%	12.6%	12.0%

Franklin Electric



THANK YOU

Jeffery L. Taylor, VP, CFO

Franklin Electric Co., Inc.

InvestorRelations@fele.com

260-827-5520